UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported) December 30, 2005

Commission file number: 0-23605

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	62-1721072
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer I.D. Number)

114 West College Street, Murfreesboro, Tennessee	37130
(Address of Principal Executive Offices)	(Zip Code)

(615) 893-1234
Registrant’s telephone number, including area code

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 30, 2005, Cavalry Bancorp, Inc., a Tennessee corporation (the "Company") and its wholly-owned subsidiary, Cavalry Banking (the "Bank") entered into agreements with each of Ronald F. Knight, William S. Jones, Myron Glenn Layne, Hillard C. Gardner and R. Dale Floyd, which amend the terms of certain existing agreements among the Company, the Bank and these executive officers.

The agreements with Mr. Knight and Mr. Jones, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference, provide for (i) the termination of each of their existing supplemental executive retirement agreements; (ii) the payment to Mr. Knight and Mr. Jones, respectively, of $787,249 and $801,880 (which represents amounts currently vested and to be vested under those agreements upon the consummation of the Company's anticipated merger with Pinnacle Financial Partners, Inc., a Tennessee corporation ("Pinnacle")); and (iii) the elimination of certain payments to Messrs. Knight and Jones under the terms of non-competition agreements that each had previously entered into with the Company.

The agreements with Messrs. Gardner, Floyd and Lane, which are filed herewith as Exhibits 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference, provide for (i) the payment to Messrs. Gardner, Floyd and Lane, respectively, of $20,000, $41,000 and $77,000 with a corresponding reduction in any amounts payable thereto upon consummation of the anticipated merger with Pinnacle; and (ii) the extension of the non-competition periods for each of these officers under the terms of their existing non-competition agreements with the Company.

Item 7.01 Regulation FD Disclosure

On December 30, 2005 the Company issued the press release that is furnished hereto as Exhibit 99.1 which by this reference is incorporated herein, announcing merger related expenses.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number             Description

10.1	Termination and Amendment Agreement dated as of December 30, 2005 by and among the Company, the Bank and Ronald F. Knight
10.2	Termination and Amendment Agreement dated as of December 30, 2005 by and among the Company, the Bank and William S. Jones
10.3	Amendment No. 1 to Agreements dated as of December 30, 2005 by and among the Company, the Bank and Hillard C. Gardner
10.4	Amendment No. 1 to Agreements dated as of December 30, 2005 by and among the Company, the Bank and R. Dale Floyd
10.5	Amendment No. 1 to Employment Agreement dated as of December 30, 2005 by and among the Company, the Bank and M. Glenn Layne
99.1	Press Release issued by Cavalry Bancorp, Inc. dated December 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2005		CAVALRY BANCORP, INC.
By:
Hillard C. Gardner
Senior Vice President and
Chief Financial Officer